SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 24, 1996

                                 Honeywell Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                        1-971                  41-0415010
 ----------------              ----------------        --------------------
 (State or other               (Commission             (IRS Employer
  jurisdiction of               File Number)            Identification No.)
  incorporation)

                                 Honeywell Plaza
                          Minneapolis, Minnesota 55408
                     ---------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:    (612) 951-1000

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events.
          ------------

As previously reported in its Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission, the registrant is a party to material litigation involving Litton Systems, Inc.

The jury trial for the antitrust case began November 20, 1995 before Judge Mariana R. Pfaelzer of the U.S. District Court in Los Angeles. After the parties presented their evidence, the court dismissed for failure of proof, Litton's contentionscontentions that Honeywell engaged in below-cost predatory pricing; illegal tying and bundling; and illegally acquired Sperry Avionics in 1986. On February 2, 1996, the case was submitted to the jury on, leaving only two claims, one for monopolization and attempt to monopolize, both based on Litton's allegations that Honeywell entered into certain exclusive dealings and penalty arrangements with aircraft manufacturers and airlines, and one for attempted monopolization, based on Litton's allegations that Honeywell attempted to exclude Litton from the commercial aircraft market, and that Honeywell failed to provide Litton with ASCB interface information. On February 29, 1996, the jury returned a $234 million verdict against Honeywell for the monopolization claim. On March 1, 1996, the jury indicated that it was unable to reach a a verdict on damages for the attempted monopolization claim, and a mistrial was declared on that claimwith respect to that aspect of the antitrust case attached hereto as exhibits.

Following the verdict, Honeywell filedd a Motion for Judgment as a Matter of Law and a Motion for a New Trial with the trial court, contending that the jury's partial verdict should be overturnedis without merit, in part, because (i) Litton (i)'s claims of attempted monopolization and monopolization are integrally tied, and (ii) the damage finding is not supportable. Further, notwithstanding the jury's verdict, failed to prove essential elements of liability and (ii) failed to submit competent evidence to support its claim for damages by offering only a speculative, all-or-nothing $298.5 million damage study. Litton filed a Motion for Injunctive Relief and a Motion for Entry of Judgment.

On July 24, 1996, Judge Pfaelzer issued an Order denying Honeywell's Motion for Judgment as a Matter of Law, Litton's Motion for Injunctive Relief and Litton's Motion for Entry of Judgment. The court concluded however, that the aggregated damage study Litton presented to the jury was seriously flawed and granted Honeywell's Motion for a New Trial as to the issue of damages only.

No date has been set for the new trial.


Item 7.   Financial Statements and Exhibits.
          ---------------------------------

(c)  Exhibits

Exhibit No.    Exhibit
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  99(i)        Press Release dated as of July 24, 1996.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HONEYWELL INC.

                                        By: /s/ Edward D. Grayson
                                           ------------------------------
                                              Edward D. Grayson
                                              Vice President and
                                              General Counsel

Date:     July 31, 1996

                                INDEX TO EXHIBITS


Exhibit No.    Exhibit
- ----------     -------

  99(i)        Press Release dated July 24, 1996.